MEGA MEDIA GROUP, INC. AND SUBSIDIARIES

APRIL 30, 2006

INDEX

KEMPISTY & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS, P.C.
15 MAIDEN LANE - SUITE 1003 - NEW YORK, NY 10038 - TEL (212) 406-7272 - FAX (212) 513-1930

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Mega Media Group, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheet of Media Mega Group, Inc. and Subsidiaries (the "Company") as of January 31, 2006 and the related consolidated statements of operations, changes in stockholders' deficit and cash flows for each of the years in the two years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required at this time, to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Mega Media Group, Inc. and Subsidiaries as of January 31, 2006 and the results of its operations and cash flows for each of the years in the two years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company had a net loss of $2,270,974, an accumulated deficit of $2,870,499 and a working capital deficiency of $963,754. These factors raise substantial doubt about its ability to continue as a going concern. Management’s plans concerning this matter are also described in Note 1. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Kempisty & Company CPAs PC

Kempisty & Company
Certified Public Accountants PC
New York, New York
May 3, 2006

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	April 30,	January 31,
ASSETS	2006	2006
Current Assets	(unaudited)
Cash	$11,383	$12,418
Accounts receivable, net (Note 3)	137,763	152,763
Total Current Assets	149,146	165,181

Fixed assets, net (Note 5)	432,450	465,590
Master records, net (Note 6)	127,557	128,621
Note Receivable-Gladiator (Note 4)	-	-
Deposits	183,486	183,486
Other	16,010	16,010

TOTAL ASSETS	$908,649	$958,888

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable	$333,842	$291,642
Sales tax payable	892	892
Payroll taxes payable	49,319	26,291
Accrued Offices' Compensation	70,000	-
Equipment loan - current portion (Note 9)	14,924	14,924
Loans payable (Note 8)	440,000	440,000
Payable to shareholders (Note 7)	659,886	355,186
Total Current Liabilities	1,568,863	1,128,935

Equipment Loan Payable (Note 9)	60,361	65,449
TOTAL LIABILITIES	1,629,224	1,194,384

Commitments and contingencies (Note 11)	-	-

Stockholders' Deficit
Preferred stock, $.001 par value, 20,000,000 shares authorized, 2,500,000 shares issued and outstanding (Note 10)	2,500	2,500

Common stock, $.001 par value, 70,000,000 shares authorized, 3,250,000 and 3,175,000 shares issued and outstanding (Note 10)	3,250	3,175

Additional paid-in capital	2,704,253	2,629,328
Accumulated Deficit	(3,430,578)	(2,870,499)

Total Stockholders' Deficit	(720,575)	(235,496)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$908,649	$958,888

The accompanying notes are an integral part of these financial statements.

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended April 30,		Year Ended January 31,
	2006	2005	2006	2005
	(unaudited)	(unaudited)
Revenues:
Advertising revenues	$695,369	611,377	$2,598,148	$81,430
Other revenues	-	83,080	150,620	112,372

Total Revenues	695,369	694,457	2,748,768	193,802

Operating Expenses:
Airlease	446,250	507,179	2,072,929	-
General and administrative	774,994	525,458	2,274,604	734,464
Depreciation and amortization	34,204	46,602	631,796	58,863

	1,255,448	1,079,239	4,979,329	793,327

Net loss from operations	(560,079)	(384,782)	(2,230,561)	(599,525)

Other Expenses:
Interest			40,413	-

Net loss before tax benefit	(560,079)	(384,782)	(2,270,974)	(599,525)

Tax benefit			-	-

Net loss	$(560,079)	$(384,782)	$(2,270,974)	$(599,525)

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended April 30,				Year Ended January 31,
	2006		2005		2006	2005
	(unaudited)		(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss		$(560,079)		$(384,782)	$(2,270,974)	$(599,525)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation and amortization		34,204		46,602	631,796	58,863
Allowance for doubtful accounts		-			13,000	-
Changes in operating assets and liabilities:
(Increase) in accounts receivable		15,000		(51,385)	(90,078)	(62,685)
(Increase) decrease in advances					17,650	(17,650)
(Increase) in other					(14,660)	(1,350)
Increase (decrease) in bank overdraft				(12,660)	(12,660)	12,660
Increase in accounts payable		42,200		113,851	273,185	18,457
Increase in sales tax payable		-		-	34	858
Increase in accrued officers' compensation		70,000		-	-	-
Increase in payroll liabilities		23,028		1,447	10,269	16,022
Total adjustments		184,432		97,856	828,536	25,175
NET CASH USED BY OPERATING ACTIVITIES		(375,647)		(286,926)	(1,442,438)	(574,350)

CASH FLOWS FROM INVESTING ACTIVITIES:
Master records		-		(180,474)	(298,539)	(376,461)
Fixed assets		-		(70,618)	(335,571)	(136,513)
Investment in Gladiator		-			(260,000)	-
Deposits		-			(172,486)	(11,000)
CASH USED BY INVESTING ACTIVITIES		-		(251,092)	(1,066,596)	(523,974)

CASH FLOWS FROM FINANCING ACTIVITIES:
Loan proceeds, net of repayments		(5,088)		-	1,135,559	-
Capital contributions		304,700		50,000	710,673	1,098,544
Sale of common stock		75,000		488,577	675,000	-
CASH PROVIDED BY FINANCING ACTIVITIES		374,612		538,577	2,521,232	1,098,544

NET INCREASE (DECREASE) IN CASH		(1,035)		559	12,198	220

CASH: Beginning of year		12,418		220	220	-
End of year		$11,383		$779	$12,418	$220

Supplemental disclosure of noncash financing and investing activities:
Cash paid during the year for income taxes		$-		$-	$-	$-
Cash paid during the year for interest		$-		$-	$-	$-
Non Cash Investing Activities:
Equipment contributed for common stock	$		$		$37,877	$109,243
Stock issued for Echo Broadcasting	$		$		$3,666	$-

The accompanying notes are an integral part of these financial statements.

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES

STATEMENTS OF CHANGES IN STOCKHOLDERS' (DEFICIT)

FOR THE YEARS ENDED JANUARY 31, 2006 AND 2005
AND THE UNAUDITED THREE MONTHS ENDED APRIL 30, 2006

							Total
	Preferred Stock		Common Stock		Additional		Stockholders'
	($.001 par value)		($.001 par value)		Paid-In	Accumulated	Equity
	Shares	Amount	Shares	Amount	Capital	Deficit	(Deficit)

Balance February 3, 2004	-	$-	-	$-	$-	$-	$-

Capital contribution	-	-	666,665	667	1,207,120	-	1,207,787

Loss for year ended January 31, 2005	-	-	-	-	-	(599,525)	(599,525)

Balance January 31, 2005	-	-	666,665	667	1,207,120	(599,525)	608,262

Shares issued to purchase Echo Broadcasting Group, Inc	1,833,335	1,833	1,833,335	1,833	-	-	3,666

Capital contribution	666,665	667	-	-	747,883	-	748,550

Sale of common stock	-	-	675,000	675	674,325	-	675,000

Loss for year ended January 31, 2006	-	-	-	-	-	(2,270,974)	(2,270,974)

Balance January 31, 2006	2,500,000	2,500	3,175,000	3,175	2,629,328	(2,870,499)	(235,496)

Sale of common stock	-	-	75,000	75	74,925	-	75,000

Loss for three months ended April 30, 2006	-	-	-	-	-	(560,079)	(560,079)

Balance April 30, 2006	2,500,000	$2,500	3,250,000	$3,250	$2,704,253	$(3,430,578)	$(720,575)

The accompanying notes are an integral part of these financial statements.

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts and Disclosures at and for the Three Months
Ended April 30, 2006 and 2005 Are Unaudited)

NOTE 1-ORGANIZATION AND NATURE OF BUSINESS

Mega Media Group, Inc. (the “Company”) was incorporated in New York State on February 3, 2004. The Company is a multi-media holding company with five wholly owned subsidiaries. The Company’s focus is mainstream entertainment and media and Russian ethic media. The corporate headquarters is located in Brooklyn, NY. All references to the year ending January 31, 2005 are for the period February 3, 2004 (date of inception) to January 31, 2005.

As reflected in the accompanying combined financial statements, the Company has an accumulated deficit of $2,870,499 at January 31, 2006 that includes a loss of $2,270,974 for the year ended January 31, 2006 and a working capital deficiency of $963,754. The Company’s shareholders have funded the losses and cash shortfalls allowing management to develop sales and contingency plans. The Company’s also arranging for additional funding. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. The Company is actively pursing additional funding and a potential merger or acquisition candidate and strategic partners, which would enhance stockholders’ investment. Management believes that the above actions will allow the Company to continue operations through the next fiscal year.

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis Of Consolidation

The accompanying consolidated financial statements include the accounts of Mega Media Group, and its subsidiaries Mega Media Film, Inc., Mega Media Studios, Inc., Mega Media Records, Inc., VSE Magazine, Inc., and Echo Broadcasting Group, Inc. All significant intercompany balances and transactions have been eliminated.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affects the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from these estimates.

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts and Disclosures at and for the Three Months
Ended April 30, 2006 and 2005 Are Unaudited)

NOTE 1-ORGANIZATION AND NATURE OF BUSINESS

Mega Media Group, Inc. (the “Company”) was incorporated in New York State on February 3, 2004. The Company is a multi-media holding company with five wholly owned subsidiaries. The Company’s focus is mainstream entertainment and media and Russian ethic media. The corporate headquarters is located in Brooklyn, NY. All references to the year ending January 31, 2005 are for the period February 3, 2004 (date of inception) to January 31, 2005.

As reflected in the accompanying combined financial statements, the Company has an accumulated deficit of $2,870,499 at January 31, 2006 that includes a loss of $2,270,974 for the year ended January 31, 2006 and a working capital deficiency of $963,754. The Company’s shareholders have funded the losses and cash shortfalls allowing management to develop sales and contingency plans. The Company’s also arranging for additional funding. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. The Company is actively pursing additional funding and a potential merger or acquisition candidate and strategic partners, which would enhance stockholders’ investment. Management believes that the above actions will allow the Company to continue operations through the next fiscal year.

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis Of Consolidation

The accompanying consolidated financial statements include the accounts of Mega Media Group, and its subsidiaries Mega Media Film, Inc., Mega Media Studios, Inc., Mega Media Records, Inc., VSE Magazine, Inc., and Echo Broadcasting Group, Inc. All significant intercompany balances and transactions have been eliminated.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affects the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from these estimates.

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts and Disclosures at and for the Three Months
Ended April 30, 2006 and 2005 Are Unaudited)

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Financial Instruments

Due to their short maturity, the carrying amounts of accounts and notes receivable, accounts payable, accrued liabilities, and short-term borrowings approximated their fair values at January 31, 2006.

Income Taxes

The Company accounts for income taxes using the liability method. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting bases and tax bases of assets and liabilities and are measured using the enacted tax rates expected to apply to taxable income in the periods in which the deferred tax asset or liability is expected to be realized or settled. Deferred tax assets are reduced by valuation allowances if the Company believes it is more likely than not that some portion or all of the asset will not be realized.

Interim Financial Information

The unaudited interim financial statements have been prepared in accordance with United States generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments considered necessary for a fair presentation of the financial position, results of operations and cash flows as at April 30, 2006, and 2005, have been included. Readers of these financial statements should note that the interim results for the three month period ended April 30, 2006, are not necessarily indicative of the results that may be expected for the fiscal year as a whole.

NOTE 3-ACCOUNTS RECEIVABLE

	April 30,	January 31,
Accounts receivable consist of the following:	2006	2006
Accounts receivable-trade	$137,763	$165,763
Allowance for doubtful accounts	-	(13,000)
	$137,763	$152,763

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts and Disclosures at and for the Three Months
Ended April 30, 2006 and 2005 Are Unaudited)

NOTE 4-NOTE RECEIVABLE GLADIATOR

The Company has entered into a joint venture agreement with Gladiator Championship Wrestling Corp. (“Gladiator”) to stage a wrestling event in Puerto Rico. The event was originally scheduled to take place on July 16, 2005, but had to be delayed. The Company funded the event with an initial payment of $260,000 to Gladiator and under the terms of a licensing agreement received exclusive rights to distribute films, tapes, reports, books, and manuals of the event. Gladiator issued a Promissory Note to the Company payable on July 17, 2005, the day after the original date of the event. The Company is guaranteed the first $260,000 from ticket sales and is entitled to 50% of all additional profits from the event. The Company borrowed the $260,000 funding from a shareholder. Under the terms of the agreement with the Company, the shareholder is entitled to repayment of the loan from the first monies the Company receives, and the shareholder is to receive 50% of the Company’s earnings from the event after repayment of the loan. The shareholder note does not have to be repaid if the Gladiator note is not paid. For financial statement purposes the Note Receivable-Gladiator and

Note Payable-Shareholder are reflected net as follows:
Note Receivable - Gladiator	$260,000
Note Payable - Shareholder	(260,000)
$-

NOTE 5-	FIXED ASSETS

	April 30,	January 31,
	2006	2006
Fixed Assets consist of the following:
Equipment	$297,862	$297,862
Leasehold	230,969	230,969
Furniture	7,547	7,547
Trucks	94,288	94,288
Computer software	7,904	7,904
	638,570	638,570
Less accumulated depreciation	206,120	172,980
	$432,450	$465,590

NOTE 6-	INTANGIBLE ASSETS

	April 30,	January 31,
	2006	2006
Master records consist of the following:
Master records	$675,000	$675,000
Less accumulated amortization	547,443	546,379
	$127,557	$128,621

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts and Disclosures at and for the Three Months
Ended April 30, 2006 and 2005 Are Unaudited)

NOTE 7-LOANS PAYABLE TO SHAREHOLDERS

Shareholders have made loans to the Company and have waived any interest on the loans. The $260,000 loan used to fund the Note Receivable-Gladiator is not included here, but as described in Note 3 has been netted against the receivable.

At January 31, 2006 loans payable to shareholders of $355,186 mature in various amounts from July 1, 2006 to November 11, 2006 and have a stated interest rate of 9%.

At April 30, 2006 total loans payable to shareholders of $659,886 mature in various amounts from July 1, 2006 to November 11, 2006 and have a stated interest rate of 9%.

NOTE 8-LOANS PAYABLE

During fiscal 2006, the Company borrowed two loans of $220,000 each, a total of $440,000 payable on June 7, 2006. During June 2006 the maturity of the notes was extended for 12 months.

The interest rate is the UBS Rate plus 5.5%.

NOTE 9-EQUIPMENT LOANS PAYABLE

	April 30,	January 31,
	2006	2006
Equipment loans consist of the following:
Raritan Bay FCU ("RBFCU")	$47,938	$50,150
Chrysler Credit ("CC")	27,347	30,223
	75,285	80,373
Less current portion	14,924	14,924
	$60,361	$65,449

The loan from RBFCU is payable in 72 monthly loan payments of $899 that include principal and interest at 6.75% per annum and matures on September 1, 2011. The loan is secured by the vehicle purchased.

The loan payable CC is payable in 60 monthly payments of $782 which includes principal and interest at 6.75% per annum and matures on July 9, 2010. The loan is secured by the truck purchased.

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts and Disclosures at and for the Three Months
Ended April 30, 2006 and 2005 Are Unaudited)

NOTE 10-PREFERRED AND COMMON STOCK

During the fiscal year ended January 31, 2006:

In November and December 2005 the Company sold 675,000 of its $.001 par value common shares to unrelated investors in a private placement for $1.00 per share for proceeds of $675,000.

The Company issued 666,665 $.001 par value preferred shares for cash and fixed assets contributed by its shareholders in the amount of $748,550. Fixed assets of $37,877 included in the contribution were valued at cost.

In October, 2005 the Company acquired Echo Broadcasting Group, Inc. ("Echo") for 1,833,355 $.001 par value preferred shares and 1,833,355 $.001 par value common shares. The shares issued were valued at $3,666 which approximated the historical cost of Echo.

During fiscal 2005 the Company issued 666,665 $.001 par value common shares for cash and fixed assets contributed by its founders in the amount of $1,207,787. Fixed assets of $109,243 included in the contribution were valued at cost.

The preferred stock is convertible into common shares based upon a conversion ratio that depends upon the Company meeting various revenue and profit targets to be defined by the Board of Directors.

During the quarter ended April 30, 2006:

In February and March 2006 the Company sold 75,000 of its $.001 par value common shares to unrelated investors in a private placements for $1.00 per share for proceeds of $75,000.

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts and Disclosures at and for the Three Months
Ended April 30, 2006 and 2005 Are Unaudited)

NOTE 11-COMMITMENTS AND CONTINGENCIES

Airtime Agreement (Lease)

The Company has an agreement (the "Agreement") with Island Broadcasting Company (the "Licensee") for airtime. Pursuant to the Agreement the Company has purchased airtime for the period November 1, 2005 to July 1, 2010. However, after July 1, 2006 the Licensee may terminate the Agreement upon 90 days notice to the Company. Per the Agreement the airtime is paid monthly. Airtime lease expense for 2006 was $2,072,929.

Remaining commitments under the Agreement are as follows:
Year Ending January 31,
2007	$2,099,500
2008	2,204,475
2009	2,314,699
2010	2,430,434
2011	1,033,181
$10,082,289

Premises and Equipment

The Company has entered into lease agreements for office space and equipment, which expire at various times through April 2009. During the years ended January 31, 2006 and 2005 the Company paid $135,112 and $56,576 in rent expense respectfully. Remaining commitments under the operating leases mature as follows:
Year Ending January 31,
2007	$192,190
2008	148,616
2009	125,762
2010	15,105
$481,673

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts and Disclosures at and for the Three Months
Ended April 30, 2006 and 2005 Are Unaudited)

NOTE 12-INCOME TAXES

The components of the Company's tax provision are as follows:

	2006	2005
Current income tax (benefit) expense	$(1,080,000)	$(269,000)
Deferred income tax expense (benefit)	1,080,000	269,000
	$-	$-

The reconciliation of the income tax computed at the U.S. Federal statutory rate to income tax expense for the periods ended January 31, 2006 and 2005:

	2006	2005
Tax expense (benefit) at Federal rate (34%)	$(815,000)	$(203,000)
State and local income tax, net of Federal benefit	(265,000)	(66,000)
Change in valuation allowance	1,080,000	269,000
Net income tax (benefit)	$-	$-

Deferred income taxes reflect the net income tax effect of temporary differences between the carrying amounts of the assets and liabilities for financial reporting purposes and amounts used for income taxes. The Company's deferred income tax assets and liabilities consist of the following at January 31, 2006:

Net operating loss carryforward	$1,349,000

Deferred tax assets	1,349,000
Valuation allowance	(1,349,000)
Net Deferred tax assets	$-

Net operating loss carryforwards totaled approximately $3,000,000 at January 31, 2006 which expire in various amounts in 2025 and 2026. After consideration of all the evidence, both positive and negative, management has recorded a valuation allowance at January 31, 2006 due to the uncertainty of realizing the deferred tax assets.

Utilization of the Company's net operating loss carryforwards are limited based on changes in ownership as defined in Internal Revenue Code Section 382.

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts and Disclosures at and for the Three Months
Ended April 30, 2006 and 2005 Are Unaudited)

NOTE 13-SUBSEQUENT EVENTS

Premises and Equipment

On May 1, 2006 the Company has entered into lease agreement for office space, which expire on April 30, 2011. The commitments under the lease agreement mature as follows:

Year Ending January 31,
2007	$126,000
2008	173,040
2009	179,958
2010	187,158
2011	194,646
2012	49,134
$909,936
Debt Conversion

On May 4th, 2006 the company enetered into debt conversion agreements with company's shareholders according to which all loans from shareholders in the amount of 1,054,257 shall be converted into shares of common stock at the conversion price of $1.00 per share. Additionally, certain shareholders have made and will be making future payments for leased equipment in the amount of $337,189.

Preferred Stock

In August 2006 the Company issued 11,992,000, $.001 par value, preferred shares for past and future services performed by its officers, directors, employees and consultants. Based upon the most recent stock sale, these shares would have a value of $11,992,000.

The preferred stock is convertible into common shares in 18 months after the issuance based upon a 2 to 1 conversion ratio. The shares of preferred stock have preferential treatment in case of liquidation. Each share of the preferred stock has 5 voting rights.

Common Stock

Subsequent to April 30, 2006 the Company sold 500,000 common shares for $0.50 for gross proceeds of $250,000.

As part of consideration for a loan the Company sold the lender 100,000 shares of common stock for $0.10 per share.

Introduction to Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated statement of operations reflects adjustments to the Edulink, Inc. historical statement of operations for the year ended December 31, 2005, and the quarter ended March 31, 2006 to give effect to:

The reverse merger which was completed August 11, 2006 as if it had occurred on February 1, 2005. In a transaction accounted for as a reverse merger, Mega Media Group, Inc. is treated as the accounting acquirer.

The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of Edulink, Inc.; would have been assuming the transactions had been completed as set forth above, nor do they purport to represent Edulink, Inc.’s results of operations for future periods,

The following unaudited pro forma consolidated balance sheet reflects adjustments to the Edulink, Inc. historical balance sheet at December 31, 2005 to give effect to this reverse merger.

The unaudited pro forma consolidated financial statement should be read in conjunction with the historical financial statements and related notes of Mega Media Group, Inc. which are included in this form 8-K and the historical financial statement of Edulink, Inc. which are included with its filings to the SEC.

EDULINK
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JANUARY 31, 2006

				Proforma Adjustments			Consolidated
ASSETS	Edulink (a)		Mega Media	Amount		Explanation	Balance Sheet
Current Assets

Cash	$		$12,418	$			$12,418
Accounts receivable, net			152,763				152,763
Total Current Assets		-	165,181		-		165,181

Fixed assets, net			465,590				465,590
Master records, net			128,621				128,621
Note Receivable-Gladiator			-				-
Deposits			183,486				183,486
Other			16,010				16,010

TOTAL ASSETS		$-	$958,888		$-		$958,888

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable		$129,293	$291,642	$			$420,935
Taxes payable		3,000	27,183				30,183
Accrued Offices' Compensation		154,981	-				154,981
Equipment loan - current portion		-	14,924				14,924
Loans payable		212,366	440,000				652,366
Accrued interest		88,116	-				88,116
Payable to shareholders and related parties		47,325	355,186				402,511
Total Current Liabilities		635,081	1,128,935		-		1,764,016

Derivative liability-conversion option		910,308	-				910,308
Derivative liability-warrants		401	-				401
Equipment Loan Payable		-	65,449				65,449
TOTAL LIABILITIES		1,545,790	1,194,384		-		2,740,174

Commitments and contingencies		-	-		-		-

Stockholders' Deficit
Preferred stock		-	2,500				2,500
Common stock		1,500,000	3,175		13,496,825	(b)	15,000,000
Additional paid-in capital		15,279,415	2,629,328		(13,496,825)	(b)	4,411,918
Accumulated Deficit		(18,325,205)	(2,870,499)				(21,195,704)

Total Stockholders' Deficit		(1,545,790)	(235,496)		-		(1,781,286)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT		$-	$958,888		$-		$958,888

The accompanying notes are an integral part of these financial statements.

EDULINK
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 2006

						Consolidated
			Proforma Adjustments			Statement of
	Edulink (a)	Mega Media	Amount		Explanation	Operations
Revenues:
Advertising revenues	$-	$2,598,148	$			$2,598,148
Other revenues	-	150,620				150,620

Total Revenues	-	2,748,768		-		2,748,768

Operating Expenses:
Airlease	-	2,072,929				2,072,929
General and administrative	4,000	2,274,604				2,278,604
Depreciation and amortization	-	631,796				631,796

	4,000	4,979,329		-		4,983,329

Net loss from operations	(4,000)	(2,230,561)		-		(2,234,561)

Other Income and Expenses:
Cancelation of debt-accounts payable	431,224	-				431,224
Loss on derivatives	(491,689)	-				(491,689)
Interest expense	(213,366)	(40,413)				(253,779)

Net loss before tax benefit	(277,831)	(2,270,974)		-		(2,548,805)

Tax expense	(1,500)	-				(1,500)

Net loss	$(279,331)	$(2,270,974)		$-		$(2,550,305)

Weighted average number of common shares outstanding	1,500,000,000					15,000,000,000

Net income per basic and diluted shares	$(0.00)					$(0.00)

The accompanying notes are an integral part of these financial statements.

EDULINK
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
APRIL 30, 2006

			Proforma Adjustments			Consolidated
ASSETS	Edulink (a)	Mega Media	Amount		Explanation	Balance Sheet
Current Assets
Cash	$-	$11,383		$11,383		$11,383
Accounts receivable, net	-	137,763				137,763
Total Current Assets	-	149,146		-		149,146

Fixed assets, net	-	432,450				432,450
Master records, net	-	127,557				127,557
Note Receivable-Gladiator	-	-				-
Deposits	-	183,486				183,486
Other	-	16,010				16,010

TOTAL ASSETS	$-	$908,649		$-		$908,649

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable	$135,972	$333,842	$			$469,814
Taxes payable	3,000	50,211				53,211
Accrued Offices' Compensation	154,981	70,000				224,981
Equipment loan - current portion	-	14,924				14,924
Loans payable	240,731	440,000				680,731
Accrued interest	112,362	-				112,362
Payable to shareholders and related parties	47,325	659,886				707,211
Total Current Liabilities	694,371	1,568,863		-		2,263,234

Derivative liability-conversion option	439,786	-				439,786
Derivative liability-warrants	259	-				259
Equipment Loan Payable	-	60,361				60,361
TOTAL LIABILITIES	1,134,416	1,629,224		-		2,763,640

Commitments and contingencies	-	-		-		-

Stockholders' Deficit
Preferred stock	-	2,500				2,500
Common stock	1,500,000	3,250		13,496,750	(b)	15,000,000
Additional paid-in capital	15,279,415	2,704,253		(13,496,750)	(b)	4,486,918
Accumulated Deficit	(17,913,831)	(3,430,578)				(21,344,409)

Total Stockholders' Deficit	(1,134,416)	(720,575)		-		(1,854,991)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$-	$908,649		$-		$908,649

The accompanying notes are an integral part of these financial statements.

EDULINK
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED APRIL 30, 2006

						Consolidated
			Proforma Adjustments			Statement of
	Edulink (a)	Mega Media	Amount		Explanation	Operations
Revenues:
Advertising revenues	$-	$695,369	$			$695,369
Other revenues	-	-				-

Total Revenues	-	695,369		-		695,369

Operating Expenses:
Airlease	-	446,250				446,250
General and administrative	6,679	774,994				781,673
Depreciation and amortization	-	34,204				34,204

	6,679	1,255,448		-		1,262,127

Net loss from operations	(6,679)	(560,079)		-		(566,758)

Other Income and Expenses:
Cancelation of debt-accounts payable	-	-				-
Gain on derivatives	470,664	-				470,664
Interest expense	(52,612)	-				(52,612)

Net loss before tax benefit	411,373	(560,079)		-		(148,706)

Tax expense	-	-				-

Net loss	$411,373	$(560,079)		$-		$(148,706)

Weighted average number of common shares outstanding	1,500,000,000					15,000,000,000

Net income per basic and diluted shares	$0.00					$(0.00)

The accompanying notes are an integral part of these financial statements.

Edulink, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated
Financial Statements
For January 31, 2006 and April 30, 2006

(a)	The Edulink, Inc. numbers represents the balances at December 31, 2005 for the January 31, 2006 pro forma and March 31, 2006 for the April 30, 2006 pro forma.

(b)	Issuance of Edulink, Inc. shares in exchange for Mega Media Group, Inc. shares to reflect that the Mega Media Group, Inc. shareholders will own 90% of the combined company.